EXHIBIT 99.2

JOINT FILING AGREEMENT

Pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each  of the undersigned acknowledges and agrees that the foregoing amendment to Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to  the statement on Schedule 13D to which this amendment relates shall be filed on behalf of the undersigned without the necessity of filing additional joint filing agreements.  Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute one instrument.

Dated: January 26, 2010

OCM REAL ESTATE OPPORTUNITIES FUND II, L.P.

By:	Oaktree Fund GP II, L.P.
Its:	General Partner

/s/ Todd E. Molz
By:	Todd E. Molz
Title:	Authorized Signatory

/s/ Cary A. Kleinman
By:	Cary A. Kleinman
Title:	Authorized Signatory

OCM REAL ESTATE OPPORTUNITIES FUND III, L.P.

By:	OCM Real Estate Opportunities Fund III GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	General Partner

/s/ Todd E. Molz
By:	Todd E. Molz
Title:	Authorized Signatory

/s/ Cary A. Kleinman
By:	Cary A. Kleinman
Title:	Authorized Signatory

OCM REAL ESTATE OPPORTUNITIES FUND IIIA, L.P.

By:	OCM Real Estate Opportunities Fund III GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	General Partner

/s/ Todd E. Molz
By:	Todd E. Molz
Title:	Authorized Signatory

/s/ Cary A. Kleinman
By:	Cary A. Kleinman
Title:	Authorized Signatory

OCM REAL ESTATE OPPORTUNITIES FUND III GP, L.P.

By:	Oaktree Fund GP II, L.P.
Its:	General Partner

/s/ Todd E. Molz
By:	Todd E. Molz
Title:	Authorized Signatory

/s/ Cary A. Kleinman
By:	Cary A. Kleinman
Title:	Authorized Signatory

OAKTREE FUND GP II, L.P.

/s/ Todd E. Molz
By:	Todd E. Molz
Title:	Authorized Signatory

/s/ Cary A. Kleinman
By:	Cary A. Kleinman
Title:	Authorized Signatory

OAKTREE CAPITAL II, L.P.

By:	OCM Holdings, Inc.
Its:	General Partner

/s/ Todd E. Molz
By:	Todd E. Molz
Title:	Sole Director, Vice President and Secretary

/s/ Richard Ting
By:	Richard Ting
Title:	Vice President and Assistant Secretary

OAKTREE HOLDINGS, INC.

/s/ Todd E. Molz
By:	Todd E. Molz
Title:	Sole Director, Vice President and Secretary

/s/ Richard Ting
By:	Richard Ting
Title:	Vice President and Assistant Secretary

OAKTREE CAPITAL GROUP, LLC

/s/ Todd E. Molz
By:	Todd E. Molz
Title:	Senior Vice President and Secretary

/s/ Richard Ting
By:	Richard Ting
Title:	Vice President and Assistant Secretary

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By:	Oaktree Capital Group Holdings GP, LLC
Its:	General Partner

/s/ Todd E. Molz
By:	Todd E. Molz
Title:	Managing Director and General Counsel

/s/ Richard Ting
By:	Richard Ting
Title:	Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

/s/ Todd E. Molz
By:	Todd E. Molz
Title:	Managing Director and General Counsel

/s/ Richard Ting
By:	Richard Ting
Title:	Senior Vice President